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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 27, 1998


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



         Maryland                  1-12514                   84-1246585
      (State or Other            (Commission                (IRS Employer
      Jurisdiction of            File Number)             Identification No.)
      Incorporation)



                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)



               Registrant's telephone number, including area code:
                                 (610) 834-7950



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.



     On March 27, 1998, American Real Estate Investment Corporation (the "Company"), through American Real Estate Investment, L.P. (the "Operating Partnership"), a limited partnership of which the Company is the sole general partner and in which the Company owns, on the date of this Current Report on Form 8-K, an interest of approximately 59%, consummated the following acquisitions:

I. The GATX Properties


     The Company acquired a five building portfolio of warehouse/distribution facilities in Liverpool, New York, containing an aggregate of 655,500 square feet constructed on 28.0 acres. The buildings are 100% net leased to GATX Logistics, Inc. under four leases expiring in 2001. The portfolio includes:

 - 4472 Steelway Boulevard Section A-F, Liverpool, NY: constructed in 1977, the facility contains 372,500 square feet, including a 50,000 square foot cooler.

- 4472 Steelway Boulevard Section G, Liverpool, NY: constructed in 1978, the facility contains 64,000 square feet.

- 4472 Steelway Boulevard Section H, Liverpool, NY: constructed in 1978, the facility contains 96,000 square feet.

- 4580 Steelway Boulevard South, Liverpool, NY: consisting of 2 buildings constructed in 1972, the facility contains 123,000 square feet.

     Upon the expiration of these leases in 2001, annualized rent (based upon the rental rate in the month prior to expiration multiplied by twelve) will be $1,769,700 and $2.70 on a per leased square foot basis.

     The purchase price of the GATX Properties of approximately $13,070,000, including closing costs, was funded through a $8,430,000 mortgage note and cash payments of approximately $4,640,000. The mortgage note matures July 1, 1998 and requires monthly interest only payments at a rate equal to LIBOR plus 200 basis points. It is the Company's intent to fund the maturity of this mortgage note by the utilization of a $100,000,000 senior secured revolving credit facility (the "Credit Facility"). The Company is in the process of concluding final negotiations with a lender group, including DLJ Capital Funding, Inc. and BankBoston, N.A., to enter into a three-year $100,000,000 Credit Facility. This Credit Facility will be used to fund new acquisitions, capital improvements, new development projects and for general working capital purposes. The Credit Facility will be recourse to the Company and the Operating Partnership and will be secured by cross-collateralized and cross-defaulted first mortgage liens on certain properties, either currently owned by the Operating Partnership or to be acquired as the result of future transactions. The interest will accrue on outstanding loans under the Credit Facility at a variable rate per anum equal to the sum of a Eurodollar rate plus 1.6% per anum. The availability of loans under the Credit

                                       2
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Facility will be limited to 65% of the aggregate purchase price or appraised value of the respective properties securing the Credit Facility and will be subject to certain stated debt service coverage ratios. The Credit Facility will be subject to optional prepayments at any time and mandatory prepayments upon the occurrence of certain conditions, and will contain financial covenants which are standard for these types of revolving credit facilities. The Credit Facility is subject to final negotiation of its terms, and therefore no assurance can be given that this arrangement will be ultimately consummated, or if consummated, that it will be based upon the terms described above.

     The seller of the GATX Properties, TriNet Essentials Facilities X, Inc., is not affiliated with the Company or the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined through an arm's length negotiation between the Company and the seller.

II. The Double M Development Properties


     The Company acquired a five building 468,309 square foot portfolio of regional warehouse/distribution facilities in Camp Hill and Middletown, PA. The portfolio is 88.3% occupied as of March 31, 1998 and includes:

- Airport Corporate Center, 1011 AIP Drive, Middletown, PA: a 152,908 square foot warehouse/distribution facility constructed in 1991. The building is 80% net leased to Bayard Sales (60%) and, DAS Distributors (20%) with leases expiring in 2002 and 2000, respectively.

- Airport Corporate Center, 1001 AIP Drive, Middletown, PA: a 132,588 square foot warehouse/distribution facility constructed in 1991. The building is 100% net leased to FDA Packaging (45%), T.P.D.C., Inc. (31%) and Reese Products (24%) with leases expiring in 2002, 2001, and 2001, respectively.

- 2404 Gettysburg Road, Camp Hill, PA: a 124,902 square foot warehouse/distribution facility on 10.8 acres, originally constructed in 1993. The building is 100% leased to Ezon, Inc. (58%) and Reckitt & Colman, Inc. (42%) with leases expiring in 2001 and 1999, respectively.

- 2410 Gettysburg Road, Camp Hill, PA: a 33,600 square foot warehouse/distribution facility on 3.2 acres, originally constructed in 1952 and renovated in 1993. The building is 100% leased to Purina Mills, Inc. through 2001.

- 2400 Gettysburg Road, Camp Hill, PA: a 24,311 square foot warehouse/distribution facility on 1.5 acres, originally constructed in 1952 and renovated in 1993. The building was vacated in January 1998.



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     The purchase price of the Double M Development Properties was approximately
$14,500,000, including closing costs, which was funded through a $9,355,000 mortgage note and cash payments of approximately $5,145,000. The mortgage note matures July 1, 1998 and requires monthly interest only payments at a rate equal to LIBOR plus 200 basis points. It is the Company's intent to fund the maturity of this mortgage note by the utilization of the $100,000,000 Credit Facility.

     The seller of the Double M Properties, Double M Development Company, is not affiliated with the Company or the Operating Partnership. The Company based its determination of the purchase price of these properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined through an arm's length negotiation between the Company and the seller.

     The table set forth below shows certain information regarding rental rates and lease expirations for the Double M Development Properties (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):


                                       Square       Percentage      Annualized  Annualized Rent
  Year of                              Footage of      of            Rent of     Per Leased
  Lease               Number of        Expiring    Total leased      Expiring   Square Foot of
Expiration         Expiring leases      Leases      Square Feet       Leases    Expiring Leases
----------         ---------------     ----------  ------------     ----------  ---------------

1998                       1            52,000         12.7%        $  189,800      $  3.65
1999                       0              --            --                 --           --
2000                       1            30,492          7.4            112,820         3.70
2001                       4           177,326         43.1            656,320         3.70
2002                       2           151,440         36.8            541,840         3.58
2003                       0              --            --                 --           --
2004                       0              --            --                 --           --
2005                       0              --            --                 --           --
2006                       0              --            --                 --           --
2007                       0              --            --                 --           --
Thereafter                 0              --            --                 --           --
                           -           -------        -----         ----------     --------
Total/Weighted Average     8           411,258        100.0%        $1,500,780     $   3.65
                           -           -------        -----         ----------     --------
                           -           -------        -----         ----------     --------



"Annualized Rent" as shown in the above table, represents the rental rate in the month prior to expiration of the respective leases multiplied by twelve.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) Pro Forma Financial Information.

                  It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the acquisitions described in Item 2 above. Those financial statements and pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICAN REAL ESTATE INVESTMENT
                                          CORPORATION


Date:    April 9, 1998              By       /s/ Jeffrey E. Kelter
                                             ---------------------
                                             Jeffrey E. Kelter
                                             President


Date:    April 9, 1998                       /s/ Timothy E. McKenna
                                             ----------------------
                                             Timothy E. McKenna
                                             Treasurer (Chief Accounting and
                                             Financial Officer)




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